EXHIBIT 10(k)


                     AMENDMENT OF RETIREMENT AGREEMENT
                          WITH ALLAN G. KEIRSTEAD

      Agreement made as of December 30, 1997 by Stanhome Inc., a
 Massachusetts corporation, with its principal place of business at 333 Western Avenue, Westfield, Massachusetts 01085 (the "Company") and Allan G. Keirstead, 26 Longfellow Road, Holyoke, Massachusetts 01040 ("Keirstead").

      Whereas, the Company and Keirstead have previously entered into a Retirement Agreement as amended (the "Agreement");

      Whereas, the Agreement provides for a reduction of the monthly retirement benefit payable to Keirstead thereunder by the value of the benefit which Keirstead is entitled to receive from any other qualified or non-qualified plan maintained by the Company and further provides that the value of the benefit in the case of a defined contribution plan shall be determined by reference to an annuity table set forth in Exhibit A to the Agreement;

      Whereas, since the Company Employees' Profit-Sharing Retirement Plan has been terminated as of September 3, 1997 and there will not be any further changes in the account balances thereunder, it will no longer be appropriate to determine the Profit-Sharing offset under the Agreement by reference to Exhibit A thereto; and

      Whereas, the Company and Keirstead agree that the offset to the benefit under the Agreement should, in the case of the Profit-Sharing Plan, henceforth simply be determined by using the same offset method as used in the Company's Pension Plan;

      NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter maintained, the parties do amend the Agreement as set forth below, effective as of the date hereof;

      The second paragraph of Section 1(b) of the Agreement is amended: (i) to substitute the words "Subdivision 18 of Article 1 of the Stanhome Inc. Pension Plan as in effect on the date hereof" for the words "the annuity table set forth in Exhibit A attached" after the phrase "by reference to" in the fourth line thereof; (ii) to delete the last two sentences of the paragraph; and (iii) to delete Exhibit A to the Agreement.

      IN WITNESS WHEREOF the parties have executed this Amendment effective as of the date first written above.

                                          STANHOME INC.


 /s/ Allan G. Keirstead                   By: /s/ H. L. Tower
 ----------------------                      ------------------------
 Allan G. Keirstead                          H. L. Tower
                                             Chairman, President and CEO


 ATTEST:


 /s/ Mark I. Cohen
----------------------
 Assistant Secretary